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EXHIBIT 10.12


The securities described herein are subject to restrictions on transfer and cannot be sold, transferred, assigned or otherwise disposed of except in compliance with the restrictions on transfer contained in this Investment Letter and applicable securities laws.


                                February 6, 1996

Mr. William McCullagh
4514 248th Street
Aldergrove, B.C. V4W 1B6
Canada

Dear Mr. McCullagh,

     In connection with your purchase of shares of the Common Stock (the "Shares") of Rich Coast Resources Ltd., a British Columbia corporation (the "Company"), in an offshore transaction intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"), for consideration consisting of cancellation of indebtedness totalling CDN$142,688 as provided for in the Agreement of Merger effective October 31, 1995, we wish to advise you as follows:

A. These Shares are not being registered under the Act on the ground that this sale is exempt under Regulation S promulgated under the Act, in that it is an "offshore transaction" with a party who is not a "U.S. person," as those terms are defined in Regulation S. You understand that since the Shares are not so registered, you will not have the benefits which such registration would provide, including receipt of a disclosure document prepared in accordance with strict SEC regulations governing registration statements.

     You understand and acknowledge that an investment in the Shares is a speculative investment and is suitable only for sophisticated investors who can withstand the risk of loss of their entire investment. You have further acknowledged that you will make an investment in the Shares only after having completed your own due diligence investigation and after consulting with your own legal, financial and investment advisors to the extent you deem appropriate. Your present financial condition is such that it is unlikely that it would be necessary for you to dispose of the Shares being acquired hereby in the foreseeable future.

     You have further acknowledged and represented to the Company that you are an "accredited investor" as defined under the Act. In addition, you acknowledge and represent that you are a knowledgeable, sophisticated investor who can fend for yourself and have adequate means to make the investment contemplated herein; and that, in connection with this investment, you have obtained any necessary investment advice from outside sources, including your investment adviser and private attorney and/or accountant; and that you have had access to or had provided to you information


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Mr. William McCullagh
February 6, 1996
Page 2

concerning the financial and other affairs of the Company, including all reports filed by the Company with the Securities and Exchange Commission during the 12 month period preceding your investment and that you have had the opportunity to meet with the executive officers of the Company to discuss the business, financial condition and prospects of the Company.

     You further acknowledge that you are able to bear the economic risk of the investment and maintain your investment in the Shares for an indefinite period and, further, could bear a total loss of the investment and not change your standard of living which existed at the time of this investment.

B. You have acknowledged that you are aware that Regulation S includes certain offering restrictions and other conditions applicable during the period of 40 days following "completion of the offering" as determined in accordance with Regulation S ("Restricted Period"), which are intended to ensure that the securities offered and sold in and "offshore transaction" will not "flow back" into the U.S. or be offered to U.S. persons without the benefit of the provisions of the federal securities laws.

     You have also advised that you are aware and understand that the provisions of Regulation S prohibit any sale or transfer of the Shares in the United States or to anyone defined as a "U.S. person" under the Act for a period of 40 days following your purchase of the shares except as otherwise permitted under the Act pursuant to registration or exemptions therefrom. Any distributor, dealer, or person receiving a selling commission in connection with the sale of the Shares must deliver, during the Restricted Period, a confirmation or notice to the buyer advising that the buyer is subject to the same restrictions as the distributor was in the sale of the Shares.

     You understand that in order for the Company to comply with its obligations to demonstrate compliance with U.S. securities laws, the Company's Transfer Agent and Registrar will be instructed that, prior to the expiration of the 40-day Restricted Period following the issuance of the Shares, certificates may not be transferred to any U.S. person, as defined in Regulation S under the Act, unless the Shares are registered under the Act or an exemption from such registration is available.

     You have agreed that all certificates which may be issued representing the Shares purchased hereunder shall contain the following legend, which you have read and understand:

     The shares represented by this Certificate have not been registered under the Securities Act of 1933 ("the Act"), and are issued pursuant to the exemption from registration provided by Regulation S under the Act. Until ___________, 1996 [DATE 40 DAYS FOLLOWING THE ISSUANCE OF THE CERTIFICATES], the shares may not be

Mr. William McCullagh
February 6, 1996
Page 3


     offered for sale, sold or otherwise transferred to any "U.S. person" as defined in Regulation S under the Act.

C. You also acknowledge that the Shares you are purchasing hereunder have not been registered in accordance with requirements of the Securities Act (British Columbia) (the "B.C. Act") Act nor any other federal, provincial or local law. It is contemplated that the shares of Common Stock will be issued in reliance upon exemptions from the registration provisions of the B.C. Act.

     In the event the Shares are issued pursuant to an exemption under the B.C. Act, you are aware, and will execute the attached acknowledgement of and representation to comply with, the B.C. Act requirement that you file a report with the British Columbia Securities Commission within ten days of the initial trade of any of the Shares within British Columbia by you.

D. In addition to the statutory restrictions on transfer discussed above, you acknowledge that you have agreed to an additional "hold period" requested by the Company in order for the Company to receive additional comfort that the shares to be sold to you have indeed "come to rest" offshore and are no immediately
resold into the U.S.   You have agreed that you will make no resale of the
shares acquired hereunder, whether or not to a "U.S. person," prior to May 1, 1996, which is the date six months plus one day following the effective date of
the Agreement of  Merger.   In order to evidence this restriction, you agree and
acknowledge that the Company will impress the following legend upon the certificates:

     Pursuant to an agreement by and between the issuer and the shareholder named on the face of this certificate, the shares represented by this certificate may not be sold, transferred, hypothecated or otherwise disposed of prior to May 1, 1996 without the prior written consent, in its sole discretion, of the issuer.

E. You understand that the above legends on the certificates will limit their value, including their value as collateral.

F. As you know, the availability of the Regulation S exemption depends, in part, on the fact that you are not a "U.S. person" as defined under Regulation
S. You have advised us, and we have reasonable basis to believe, that you are a citizen of Canada and a resident of British Columbia, Canada and were such at the times your offer to purchase and our sale of the Shares was made.

     By your execution below, you acknowledge that the Company is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws. You recognize that the sale of the Shares by the Company will be based upon your representations and warranties set forth herein and the statements made by the undersigned herein. By signing

Mr. William McCullagh
February 6, 1996
Page 4


below, you represent and warrant that you are not a resident of the United States or otherwise a "U.S. person" as defined in Regulation S under the Act, and were not within the United States when you received the offer to purchase the Shares or when you subscribed for the Shares.

     You further affirm your intent to comply with the restrictions on resale and transfer of the Shares set forth herein.

     IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Agreement to evidence the undersigned's subscription to purchase the Shares as set forth above.

                                       RICH COAST RESOURCES, INC.


                                       By /s/  Robert W. Truxell
                                         ---------------------------------
                                          Robert W. Truxell, Chairman

CONFIRMED:

     I confirm that I have read the foregoing and agree to the terms thereof and acknowledge that it expresses my intent and understanding and that the facts stated therein concerning the undersigned's country of residence and citizenship, financial condition, knowledge and experience, investment intent and access to information concerning the Company, and concerning the terms and circumstances of the offer and sale of the Shares, are true and correct.



Date:    February 7, 1996              /s/  William McCullagh
     -------------------------         -----------------------------------
                                       William McCullagh


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                                 SCHEDULE 1

                  ACKNOWLEDGEMENT OF RESALE RESTRICTIONS


Re: Acquisition of ____________ Shares (the "Shares") in the Capital of Rich Coast Resources Ltd. (the "Company")

- --------------------------------------------------------------------------

  The undersigned hereby represents and warrants to Rich Coast Resources Ltd. that:

  1.  he or she must file with the British Columbia Securities
      Commission a report within 10 days of the initial trade within British Columbia in any of the Shares by the undersigned; and

  2. where he or she has filed such report with respect to any Shares, the undersigned is not required to file a further such report in respect of additional trades of shares acquired on the same date and under the same exemption as the Shares which are the subject of the initial trade report referred to in paragraph (1) above.

Dated at  Vancouver, B.C.  ,  the  7th  day of February, 1996.
        -------------------       -----        --------------
         (city and state)

                                       /s/  William McCullagh
                                       -----------------------------------
                                       Signature of Recipient